Exhibit 10.1(aa)

Amendment No. 38

to the A320 Purchase Agreement

Dated as of April 20, 1999

between

AVSA, S.A.R.L.

and

JetBlue Airways Corporation

This Amendment No. 3 (hereinafter referred to as the “Amendment”) is entered into as of October 14, 2011 between AIRBUS, S.A.S. (legal successor to AVSA, S.A.R.L.), organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the “Seller”), and JetBlue Airways Corporation, a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 118-29 Queens Boulevard, Forest Hills, New York 11375 USA (hereinafter referred to as the “Buyer”).

WITNESSETH

WHEREAS, the Buyer and the Seller entered into an A320 Purchase Agreement, dated as of April 20, 1999, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus A320-200 aircraft (the “Aircraft”), including twenty-five option aircraft (the “Option Aircraft”), which, together with all Exhibits, Appendixes and Letter Agreements attached thereto and as amended by Amendment No. 1, dated as of September 30, 1999, Amendment No. 2, dated as of March 13, 2000, Amendment No. 3, dated as of March 29, 2000, Amendment No. 4, dated as of September 29, 2000, Amendment No. 5 dated as of November 7, 2000, Amendment No. 6 dated as of November 20, 2000, Amendment No. 7 dated as of January 29 2001, Amendment No. 8 dated as of May 3, 2001, Amendment No. 9 dated as of July 18, 2001, Amendment No. 10 dated as of November 16, 2001, Amendment No. 11 dated as of December 31, 2001, Amendment No. 12 dated as of April 19, 2002, Amendment No. 13 dated as of November 22, 2002, Amendment No. 14 dated as of December 18, 2002 and Amendment No. 15 dated as of February 10, 2003, Amendment No. 16 dated as of April 23, 2003, Amendment No. 17 dated as of October 1, 2003, Amendment No. 18 dated as of November 12, 2003, Amendment No. 19 dated as of June 4, 2004, Amendment No. 20 dated as of June 7, 2004, Amendment No. 21 dated as of November 19, 2004, Amendment No. 22 dated as of February 17, 2005, Amendment No. 23 dated as of March 31, 2005, Amendment No. 24 dated as of July 21, 2005,

Amendment No. 25 dated as of November 23, 2005, Amendment No 26 dated as of February 27, 2006, Amendment No. 27 dated as of April 25, 2006, Amendment No. 28 dated as of July 6, 2006, Amendment No. 29 dated as of December 1, 2006, Amendment No, 30 dated as of March 20, 2007, Amendment No. 31 dated as of January 28, 2008, Amendment No. 32 dated as of May 23, 2008, Amendment No. 33 dated July 1, 2009, Amendment No. 34 dated February 5, 2010, Amendment No. 35 dated October 1, 2010, Amendment No. 36 dated June 17, 2011 and Amendment No. 37 dated as of even date herewith is hereinafter called the “Agreement”;

WHEREAS, the Buyer has requested, and the Seller has agreed, on the terms and conditions set forth in this Amendment, to cancel from this Agreement and transfer into a new purchase agreement between the Seller and the Buyer, the remaining fifty-two (52) Aircraft on order under the Agreement;

WHEREAS, the Buyer and the Seller wish to amend certain other terms of the Agreement to reflect the foregoing;

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1	DEFINITIONS

Capitalized terms used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof’ and “hereunder” and words of similar import refer to this Amendment.

2	ORDER CANCELLATION AND SURVIVAL OF THE AGREEMENT

2.1	The Buyer and the Seller agree that the Buyer hereby cancels its order, under the Agreement, for the remaining fifty-two (52) A320 Aircraft (as such term is defined in the Agreement) set forth in Exhibit 1 to this Amendment and transfers the same (the “Transferred Aircraft”) into the new A320 Family Purchase Agreement between the Buyer and the Seller dated as of even date herewith (the “New PA”). As a result of such transfer, the Buyer and the Seller will have no further rights or obligations to one another in respect of the Transferred Aircraft under the Agreement, except as set forth in Paragraph 2.3 below.

2.2	Therefore, only the rights and obligations of the Seller and the Buyer under the Agreement in the provisions listed below survive such cancellation;

(i)	the provisions of this Amendment, and

(ii)	the provisions of the Agreement that apply to Aircraft that have been delivered, except that the revision service set forth in Clause 14.4.1 will be offered [***].

2.3	Predelivery Payments

The Buyer and the Seller acknowledge that the Seller has received from the Buyer [***] payments in respect of the Transferred Aircraft. The aggregate amount of such payments is [***] (the “Previous Predelivery Payments”) as of even date herewith. Upon signature of this Amendment, the Previous Predelivery Payments will be irrevocably transferred to the New PA and allocated as specified in such as New PA.

3	DELIVERY SCHEDULE

The delivery schedule set forth in Clause 9.1.1 of the Agreement is hereby deleted and replaced by the following quoted provisions:

QUOTE

CACId No.	Rank No.	Aircraft	Delivery
41 199	No 1	Pre-Amendment No. 16 Aircraft	June	2000
41 200	No. 2	Pre-Amendment No. 16 Aircraft	July	2000
41 203	No. 3	Pre-Amendment No. 16 Aircraft	July	2000
41 201	No. 4	Pre-Amendment No. 16 Aircraft	August	2000
41 202	No. 5	Pre-Amendment No. 16 Aircraft	October	2000
41 204	No. 6	Pre-Amendment No. 16 Aircraft	November	2000

41 205	No. 7	Pre-Amendment No. 16 Aircraft	July	2001
41 206	No. 8	Pre-Amendment No. 16 Aircraft	August	2001
41 210	No. 9	Pre-Amendment No. 16 Aircraft	August	2001
41 207	No. 10	Pre-Amendment No. 16 Aircraft	September	2001
41 208	No. 11	Pre-Amendment No. 16 Aircraft	October	2001
41 209	No. 12	Pre-Amendment No. 16 Aircraft	November	2001
41 228	No. 13	Pre-Amendment No. 16 Aircraft	December	2001

41 211	No. 14	Pre-Amendment No. 16 Aircraft	January	2002
41 212	No. 15	Pre-Amendment No. 16 Aircraft	February	2002
41 218	No. 16	Pre-Amendment No. 16 Aircraft	March	2002
41 224	No. 17	Pre-Amendment No. 16 Aircraft	May	2002
41 227	No. 18	Pre-Amendment No. 16 Aircraft	May	2002
41 225	No. 19	Pre-Amendment No. 16 Aircraft	June	2002

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CACId No.	Rank No.	Aircraft	Delivery
41 213	No. 20	Pre-Amendment No. 16 Aircraft	July	2002
41 214	No. 21	Pre-Amendment No. 16 Aircraft	August	2002
41 234	No. 22	Pre-Amendment No. 16 Aircraft	September	2002
41 215	No. 23	Pre-Amendment No. 16 Aircraft	September	2002
41 216	No. 24	Pre-Amendment No. 16 Aircraft	October	2002
41 217	No. 25	Pre-Amendment No. 16 Aircraft	November	2002
124 965	No. 26	Pre-Amendment No. 16 Aircraft	December	2002
41 235	No. 27	Pre-Amendment No. 16 Aircraft	December	2002
41 220	No. 28	Pre-Amendment No. 16 Aircraft	December	2002
41 219	No. 29	Pre-Amendment No. 16 Aircraft	December	2002

41 236	No. 30	Pre-Amendment No. 16 Aircraft	February	2003
104 399	No. 31	Pre-Amendment No. 16 Aircraft	February	2003
41 237	No. 32	Pre-Amendment No. 16 Aircraft	March	2003
124 966	No. 33	Pre-Amendment No. 16 Aircraft	May	2003
41 221	No. 34	Pre-Amendment No. 16 Aircraft	June	2003
41 238	No. 35	Pre-Amendment No. 16 Aircraft	June	2003
41 222	No. 36	Pre-Amendment No. 16 Aircraft	July	2003
104 400	No. 37	Pre-Amendment No. 16 Aircraft	August	2003
104 401	No. 38	Pre-Amendment No. 16 Aircraft	September	2003
41 223	No. 39	Pre-Amendment No. 16 Aircraft	October	2003
104 402	No. 40	Pre-Amendment No. 16 Aircraft	November	2003
104 443	No. 41	Pre-Amendment No 16 Aircraft	November	2003
104 403	No. 42	Pre-Amendment No. 16 Aircraft	December	2003
124 964	No. 43	Pre-Amendment No. 16 Aircraft	December	2003
41 226	No. 44	Pre-Amendment No. 16 Aircraft	December	2003

111 579	No. 45	Pre-Amendment No. 16 Aircraft	January	2004
41 245	No. 46	Pre-Amendment No. 16 Aircraft	February	2004
41 246	No. 47	Pre-Amendment No. 16 Aircraft	February	2004
41 229	No. 48	Pre-Amendment No, 16 Aircraft	April	2004
41 247	No. 49	Pre-Amendment No. 16 Aircraft	May	2004
41 248	No. 50	Pre-Amendment No. 16 Aircraft	June	2004
104 404	No. 51	Pre-Amendment No. 16 Aircraft	July	2004
104 405	No. 52	Pre-Amendment No. 16 Aircraft	August	2004
41 230	No. 53	Pre-Amendment No. 16 Aircraft	September	2004
104 406	No. 54	Pre-Amendment No. 16 Aircraft	October	2004
124 967	No. 55	Amendment No. 16 Firm Aircraft	October	2004
104 415	No. 56	Pre-Amendment No. 16 Aircraft	October	2004
104 407	No. 57	Pre-Amendment No. 16 Aircraft	November	2004
104 408	No. 58	Pre-Amendment No. 16 Aircraft	November	2004
124 968	No. 59	Amendment No. 16 Firm Aircraft	December	2004

104 409	No. 60	Pre-Amendment No. 16 Aircraft	January	2005
41 232	No. 61	Pre-Amendment No. 16 Aircraft	February	2005

CACId No.	Rank No.	Aircraft	Delivery
124 959	No. 62	Amendment No. 16 Firm Aircraft	February	2005
104 410	No. 63	Pre-Amendment No. 16 Aircraft	February	2005
104 411	No. 64	Pre-Amendment No. 16 Aircraft	April	2005
41 233	No. 65	Pre-Amendment No. 16 Aircraft	May	2005
104 412	No. 66	Pre-Amendment No. 16 Aircraft	June	2005
124 960	No. 67	Amendment No. 16 Finn Aircraft	June	2005
104 413	No. 68	Pre-Amendment No. 16 Aircraft	July	2005
104 418	No. 69	Pre-Amendment No. 16 Aircraft	July	2005
104 414	No. 70	Pre-Amendment No. 16 Aircraft	August	2005
124 961	No. 71	Amendment No. 16 Firm Aircraft	September	2005
104 416	No. 72	Pre-Amendment No. 16 Aircraft	October	2005
104 417	No. 73	Pre-Amendment No. 16 Aircraft	November	2005
124 962	No. 74	Amendment No. 16 Firm Aircraft	November	2005
124 963	No. 75	Amendment No. 16 Firm Aircraft	December	2005

159 936	No. 76	Amendment No. 20 Firm Aircraft	January	2006
104 419	No. 77	Pre-Amendment No. 16 Aircraft	February	2006
41 239	No. 78	Amendment No. 16 Firm Aircraft	March	2006
41 240	No. 79	Amendment No. 16 Firm Aircraft	March	2006
41 241	No. 80	Amendment No. 16 Firm Aircraft	May.	2006
104 421	No 81	Pre-Amendment No 16 Aircraft	June	2006
41 242	No. 82	Amendment No. 16 Firm Aircraft	June	2006
41 243	No. 84	Amendment No. 16 Firm Aircraft	July	2006
104 422	No. 85	Pre-Amendment No. 16 Aircraft	August	2006
41 244	No. 86	Amendment No. 16 Firm Aircraft	September	2006
69 719	No. 87	Amendment No. 16 Firm Aircraft	September	2006
104 423	No. 88	Pre-Amendment No. 16 Aircraft	October	2006
69 720	No. 89	Amendment No. 16 Firm Aircraft	November	2006
104 420	No. 83	Pre-Amendment No. 16 Aircraft	December	2006
69 721	No. 90	Amendment No. 16 Firm Aircraft	December	2006
159 937	No. 91	Amendment No. 20 Firm Aircraft	December	2006

104 424	No. 92	Pre-Amendment No. 16 Aircraft	January	2007
104 425	No. 93	Pre-Amendment No. 16 Aircraft	February	2007
159 938	No. 94	Amendment No. 20 Firm Aircraft	February	2007
104 426	No. 95	Pre-Amendment No. 16 Aircraft	March	2007
104 427	No. 96	Pre-Amendment No. 16 Aircraft	April	2007
104 428	No. 97	Pre-Amendment No. 16 Aircraft	May	2007
69 722	No. 98	Amendment No. 16 Firm Aircraft	June	2007
69 724	No. 99	Amendment No. 16 Firm Aircraft	July	2007
96 459	No. 100	Amendment No. 16 Firm Aircraft	September	2007
104 439	No. 101	Amendment No. 16 Firm Aircraft	October	2007
104 441	No. 102	Amendment No. 16 Firm Aircraft	November	2007
41231	No. 103	Amendment No. 16 Firm Aircraft	December	2007

CACId No.	Rank No.	Aircraft	Delivery
159 896	No. 104	Amendment No. 16 Firm Aircraft	January	2008
159 897	No. 105	Amendment No. 16 Firm Aircraft	February	2008
159 898	No. 106	Amendment No, 16 Firm Aircraft	March	2008
159 899	No. 107	Amendment No. 16 Firm Aircraft	April	2008
159 900	No. 108	Amendment No. 16 Firm Aircraft	May	2008
159 901	No. 109	Amendment No. 16 Firm Aircraft	June	2008
159 902	No. 110	Amendment No. 16 Firm Aircraft	July	2008
159 903	No. 111	Amendment No. 16 Firm Aircraft	August	2008
159 904	No. 112	Amendment No. 16 Firm Aircraft	September	2008
159 905	No. 113	Amendment No. 16 Firm Aircraft	October	2008
159 906	No. 114	Amendment No. 16 Firm Aircraft	November	2008
159 907	No. 115	Amendment No. 16 Firm Aircraft	December	2008

159 913	No. 116	Amendment No. 16 Firm Aircraft	January	2009
159 914	No. 117	Amendment No. 16 Firm Aircraft	February	2009
159 915	No. 118	Amendment No. 16 Firm Aircraft	March	2009

69 723	No. 119	Amendment No. 16 Firm Aircraft	January	2011
69 725	No. 120	Amendment No. 16 Firm Aircraft	February	2011
159 919	No. 121	Amendment No. 16 Firm Aircraft	March	2011

UNQUOTE

4	EFFECT OF THE AMENDMENT

4.1	Signature of this Amendment contemporaneously with the execution of the New PA is a condition precedent to the effectiveness of this Amendment.

4.2	The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

4.3	Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

This Amendment will become effective upon execution thereof.

5	CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.5 of the Agreement.

6	ASSIGNMENT

Notwithstanding any other provision of this Amendment or of the Agreement, this Amendment will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 6 will be void and of no force or effect.

7	COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or agents on the dates written below.

JETBLUE AIRWAYS CORPORATION		AIRBUS S.A.S.

By:	/s/ Mark D. Powers	By:	/s/ Christophe Mourey

Its:	CFO	Its:	Senior Vice President Contracts

EXHIBIT 1

	CACId No.	Rank No.	Aircraft	Delivery
1	159 908	No. 122	Amendment No. 16 Firm Aircraft	[***]	2011
2	159 947	No. 123	Amendment No. 20 Firm Aircraft	[***]	2012
3	159 943	No. 124	Amendment No. 20 Firm Aircraft	[***]	2012
4	159 950	No. 125	Amendment No. 20 Firm Aircraft	[***]	2012
5	159 951	No. 126	Amendment No. 20 Firm Aircraft	[***]	2012
6	159 923	No. 127	Amendment No 16 Firm Aircraft	[***]	2012
7	159 924	No. 128	Amendment No. 16 Firm Aircraft	[***]	2012
8	159 925	No. 129	Amendment No. 16 Firm Aircraft	[***]	2012
9	159 939	No. 130	Amendment No. 20 Firm Aircraft	Year	2013
10	159 960	No. 131	Amendment No. 20 Firm Aircraft	Year	2013
11	159 961	No. 132	Amendment No. 20 Firm Aircraft	Year	2013
12	159 962	No. 133	Amendment No. 20 Firm Aircraft	Year	2013
13	159 963	No. 134	Amendment No. 20 Firm Aircraft	Year	2013
14	159 964	No. 135	Amendment No. 20 Firm Aircraft	Year	2013
15	159 965	No. 136	Amendment No. 20 Firm Aircraft	Year	2013
16	159 916	No. 137	Amendment No. 16 Firm Aircraft	Year	2014
17	159 940	No. 138	Amendment No. 20 Firm Aircraft	Year	2014
18	159 941	No. 139	Amendment No. 20 Firm Aircraft	Year	2014
19	159 944	No. 140	Amendment No. 20 Firm Aircraft	Year	2014
20	159 945	No. 141	Amendment No. 20 Firm Aircraft	Year	2014
21	159 946	No. 142	Amendment No. 20 Firm Aircraft	Year	2014
22	159 947	No. 143	Amendment No. 20 Firm Aircraft	Year	2014
23	159948	No. 144	Amendment No. 20 Firm Aircraft	Year	2014
24	159 949	No. 145	Amendment No. 20 Firm Aircraft	Year	2014
25	159 956	No. 146	Amendment No. 20 Firm Aircraft	Year	2015
26	159 957	No. 147	Amendment No. 20 Firm Aircraft	Year	2015
27	159 958	No. 148	Amendment No. 20 Firm Aircraft	Year	2015
28	159 959	No. 149	Amendment No. 20 Firm Aircraft	Year	2015
29	159 929	No. 150	Amendment No. 16 Firm Aircraft	Year	2015
30	159 930	No. 151	Amendment No. 16 Firm Aircraft	Year	2015
31	159 931	No. 152	Amendment No. 16 Firm Aircraft	Year	2015
32	159 932	No. 153	Amendment No. 16 Firm Aircraft	Year	2015
33	159 933	No. 154	Amendment No. 16 Firm Aircraft	Year	2015
34	159 920	No. 155	Amendment No. 16 Firm Aircraft	Year	2015
35	159 911	No. 156	Amendment No. 16 Firm Aircraft	Year	2016
36	159 912	No. 157	Amendment No. 16 Firm Aircraft	Year	2016
37	159 917	No. 158	Amendment No. 16 Film Aircraft	Year	2016

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Ex. 1-1

	CACId No.	Rank No.	Aircraft	Delivery
38	159 918	No. 159	Amendment No. 16 Firm Aircraft	Year	2016
39	159 926	No. 160	Amendment No. 16 Firm Aircraft	Year	2016
40	159 927	No. 161	Amendment No. 16 Firm Aircraft	Year	2016
41	159 928	No. 162	Amendment No. 16 Firm Aircraft	Year	2016
42	159 952	No. 163	Amendment No. 20 Firm Aircraft	Year	2016
43	159 953	No. 164	Amendment No. 20 Firm Aircraft	Year	2016
44	159 934	No. 165	Amendment No. 16 Firm Aircraft	Year	2016
45	159 922	No. 166	Amendment No: 16 Firm Aircraft	Year	2017
46	159 954	No. 167	Amendment No. 20 Firm Aircraft	Year	2017
47	159 955	No. 168	Amendment No. 20 Firm Aircraft	Year	2017
48	159 921	No. 169	Amendment No. 16 Firm Aircraft	Year	2017
49	104 440	No. 170	Amendment No. 16 Firm Aircraft	Year	2017
50	104 442	No. 171	Amendment No. 16 Firm Aircraft	Year	2017
51	159 909	No. 172	Amendment No. 16 Firm Aircraft	Year	2017
52	159910	No. 173	Amendment No. 16 Firm Aircraft	Year	2017

UNQUOTE

Ex. 1-2